UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2011

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.
FORM 8-K
December 22, 2011

Item 8.01 Other Events.

On December 21, 2011, First Midwest Bancorp, Inc. (the “Company”) repurchased in full from the United States Department of the Treasury (“Treasury”) the warrant (the “Warrant”) to purchase 1,305,230 shares of the Company’s common stock that was issued by the Company to the Treasury pursuant to the Treasury’s Capital Purchase Program. The purchase price paid by the Company to the Treasury for the Warrant was $900,000.  A press release announcing the repurchase is attached hereto as Exhibit 99.1.

Financial Statements and Exhibits. 99.1 Press Release dated December 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: December 22, 2011	/s/ CYNTHIA A. LANCE
By: Cynthia A. Lance Executive Vice President and Corporate Secretary